                                                                   Exhibit 10.15

                 ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY

      THIS ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY, dated as of the 30th day of July, 1999 (the "Guaranty"), is executed by CENTURY ELECTRONICS MANUFACTURING, NC., a Delaware corporation (the "Guarantor"), in favor of NATIONAL BANK OF CANADA, a Canadian Chartered Bank ("Creditor").

      WHEREAS, AMITEK CORPORATION, a Delaware corporation ("Borrower") is or may become indebted to Creditor; and

      WHEREAS, Guarantor is the sole shareholder of Borrower; and

      WHEREAS, without this Guaranty, Creditor would be unwilling to extend credit to Borrower; and

      WHEREAS, because of the direct benefit to Guarantor from any and all loan(s) to be made by Creditor in favor of Borrower, and as an inducement to Creditor to make said loan(s) to Borrower, Guarantor agrees to guarantee to Creditor the obligations of Borrower as set forth herein.

      NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to Creditor the prompt and full payment of the Guaranteed Indebtedness (hereinafter defined), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, and performance of all obligations of Borrower in connection with the Guaranteed Indebtedness, including without limitation performance of all of Borrower's obligations under the Loan Documents (as hereinafter defined), this Guaranty being upon the following terms and conditions:

      1. The term "Guaranteed Indebtedness", as used herein, includes: all indebtedness of every kind and character, without limit as to amount, whether now existing or hereafter arising, of Borrower to Creditor, regardless of whether evidenced by notes, drafts, acceptances, discounts, overdrafts, or otherwise, and whether such indebtedness be fixed, contingent, joint, several, or joint and several, including, but not limited to, (a) the indebtedness arising under that certain Assumption and Modification Master Revolving Promissory Note in the principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00) and that certain Assumption and Modification CAPEX Line/Term Promissory Note in the principal amount of Five Hundred Seventy-Six Thousand Three Hundred Six and 54/ 100 Dollars ($576,306.54), all of the above set forth Notes executed or to be executed by Borrower in favor of Creditor; (b) interest on any of the indebtedness described in the preceding; (c) any and all costs, attorneys' fees, and expenses incurred by Creditor by reason of Borrower's default in payment of any of the foregoing indebtedness; (d) any renewal, extension or rearrangement of the indebtedness, costs, or expenses described above, or any part thereof; (e) any amount paid by Borrower to Creditor which is later set aside in a bankruptcy proceeding; and (f) the indebtedness


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and obligations arising under the Loan Agreement (as such term is hereinafter defined) and other Loan Documents, plus all costs and legal fees associated therewith incurred by Creditor in connection with enforcement of and collection of the same; provided, however, that the Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer and not for any greater amount.

      2. This instrument shall be an absolute and continuing guaranty of payment and performance and not one merely of collection and shall cover all of the Guaranteed Indebtedness, and it shall apply to and secure any ultimate balance due or remaining unpaid to Creditor, notwithstanding any interruptions in the business relations of the Borrower with Creditor.

      3. If Guarantor becomes liable for any indebtedness owing by Borrower to Creditor, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Creditor hereunder shall be cumulative of any and all other rights that Creditor may ever have against Guarantor. The exercise by Creditor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. If, for any reason whatsoever, Borrower is now, or hereafter becomes, indebted to Guarantor, such indebtedness and all interest thereon shall, at all times, be subordinate in all respects to the Guaranteed Indebtedness, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid. Notwithstanding anything to the contrary contained in this Guaranty, or as a result of any payments made by any party hereunder, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation and/or contribution against Borrower or any other guarantor of the Guaranteed Indebtedness, any and all such right(s) of subrogation, reimbursement, exoneration, indemnification, participation and/or contribution being hereby expressly waived and released. Accordingly, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation and/or contribution under the documents executed in favor of Creditor securing payment of the Guaranteed Indebtedness or to participate in any way therein, or in any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation, reimbursement, exoneration, indemnification, participation and/or contribution being hereby expressly waived and released.

      4. In the event of default by Borrower in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of nonpayment or of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty, and, without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Creditor, and it shall not be necessary for Creditor, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given


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to secure such indebtedness. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Creditor against any other party hereto.

      5. Guarantor hereby agrees that Guarantor's obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder or, if there is more than one person or entity signing this Guaranty, the complete or partial release of any one or more of them hereunder; (d) the death, insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) renewal, extension, modification or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Creditor to Borrower or Guarantor;
(f) any neglect, delay, omission, failure, or refusal of Creditor to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action to foreclose upon any security therefor or to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness;
(g) any failure of Creditor to notify Guarantor of any renewal, extension, rearrangement, modification or assignment of the Guaranteed Indebtedness or any part thereof, or of any instrument evidencing or securing the Guaranteed Indebtedness or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Creditor against Borrower or of any new agreement between Creditor and Borrower, it being understood that Creditor shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower, whether because the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, the officers or persons creating same acted in excess of their authority, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Indebtedness, or any part thereof, for any reason; or (i) any payment by Borrower to Creditor is held to constitute a preference under the bankruptcy laws or if for any other reason Creditor is required to refund such payment or pay the amount thereof to someone else. It is the intent of Guarantor and Creditor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Indebtedness is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.


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      6. Creditor is hereby given a lien for the amount of the liability and indebtedness, whether or not due and payable, created by this Guaranty upon all property and security now or hereafter in the possession or custody of Creditor by or for the account of Guarantor or in which any or all of the undersigned may have any interest (all remittances and property to be deemed in the possession or custody of Creditor as soon as put in transit to it by mail or carrier) and also upon the balance of any deposit accounts of any or all of the undersigned held with Creditor existing from time to time, and Creditor is hereby authorized and empowered at its option to appropriate any and all thereof and apply any and all thereof and the proceeds thereof to the payment and extinguishment of the liability and indebtedness hereby created at any time after such liability and indebtedness becomes payable. Creditor is further authorized and empowered at its option at any time after the liability and indebtedness hereby created becomes payable, to sell, assign and deliver any security or property at any time in the possession or custody of Creditor for any or all of the undersigned or in which Guarantor may have any interest at public or private sale, for cash, credit or for future delivery, all at the option of Creditor, without further advertisement or notice of sale and without notice to Guarantor of intention to sell, which rights of Guarantor are hereby expressly waived. Upon any sales at public auction, Creditor may bid for and purchase the whole or any part of the security or property sold free of any right of redemption which any and all of the undersigned hereby waive and release.

      7. In case of any sale by Creditor of any such security or property on credit or for future delivery, such may be retained by Creditor until the selling price is paid by the purchaser and Creditor shall incur no liability in case of failure of the purchaser to pay therefor. In case of any such failure any such security or property may be resold.

      8. This Guaranty is for the benefit of Creditor and Creditor's successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantors, but on Guarantors' successors and assigns, and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantors arising herein shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives and/or successors and assigns. This Guaranty shall be governed by and construed in accordance with the internal statutes and laws of the State of New York, without regard to principles of conflicts of law. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. Guarantors hereby agree with Creditor that all rights, remedies and recourses afforded to Creditor by reason of this Guaranty or otherwise are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and are nonexclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Creditor may have. Guarantor shall pay the reasonable attorneys' fees and all other costs and expenses which may be incurred by Creditor in the enforcement of this Guaranty.


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      9. It is not the intention of Creditor or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Indebtedness constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof at the maximum rate so permitted under applicable law.

      10. Guarantor does hereby and shall indemnify and hold Creditor harmless of and from any and all loss or damage of whatsoever kind and from any suits, claims or demands, including without limitation, Creditor's legal fees and expenses through all trial and appellate levels, on account of any matters or anything arising out of this Guaranty or in connection herewith on account of any such acts or omissions to act by Creditor in connection with this Guaranty, which obligations shall survive termination of this Guaranty, other than any of the foregoing arising solely out of the gross negligence or willful misconduct of Creditor.

      11. Guarantor shall furnish to Creditor, annual audited financial statements of Guarantor, in form and substance acceptable to Creditor, prepared in accordance with Generally Accepted Accounting Principles consistently applied, by a national "Big Six" accounting firm acceptable to Creditor, in form and substance acceptable to Creditor, within one hundred twenty (120) days following the end of each fiscal year of Guarantor, together with such other financial information of Guarantor as shall reasonably be required by Creditor.

      12. Upon the filing of a petition in bankruptcy, with respect to Borrower, any assignment for the benefit of creditors of Borrower, or, any other circumstances necessitating Creditor to file its claim against Borrower, Guarantor agrees that notwithstanding any stay, injunction or other prohibition preventing the maturity, acceleration or collection of all or any portion of the Guaranteed Indebtedness, the Guaranteed Indebtedness (whether or not then due and payable by Borrower) shall forthwith become due and payable by Guarantor for purposes of this Guaranty on demand. The obligation of Guarantor to pay the Guaranteed Indebtedness of Guarantor hereunder shall not be affected or impaired by Creditor's omission or failure to prove its claim against Borrower. Accordingly, the rights of Creditor under this Guaranty shall not be affected or impaired by its election to prove its claim(s) or its election not to pursue such claim(s), as it sees fit, without in any way releasing, reducing or otherwise affecting the liability of Guarantor to Creditor.

      13. Notwithstanding that this Guaranty may have been canceled or terminated, in the event that all or any part of the Guaranteed Indebtedness is paid by or on behalf of Borrower and because of any bankruptcy or other laws relating to creditor rights, Creditor repays any amounts to Borrower or to any trustee, receiver or otherwise, then the amount so repaid shall again become part of the Guaranteed Indebtedness, the repayment of which is guaranteed hereby, and the undersigned Guarantor shall immediately repay all such amounts to Creditor. If the original of this Guaranty was marked "Canceled" by Creditor and returned to the undersigned Guarantor, for the purposes of this Section 13, a photocopy or other reproduction of this Guaranty shall constitute the original of this Guaranty.


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      14. Unless otherwise provided, all notices required to be given hereunder shall be in writing and shall be deemed served on the earlier of(i) receipt or
(ii) three (3) days after deposit in certified United States mail, postage prepaid, and addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

             to Guarantor:
             CENTURY ELECTRONICS MANUFACTURING, INC.
             274 Ceder Hill Road
             Marlborough, Massachusetts 01752
             Attn: Les Sainsbury, CEO and President

             to Creditor:
             NATIONAL BANK OF CANADA
             5100 Town Center Circle
             Suite 430
             Boca Raton, Florida 33486
             Attention: Jean E. Page, Vice President

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

      15. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK AND AGREES THAT ALL SUMMONS AND OTHER COURT PROCESS ISSUED BY SAID COURTS MAY BE SERVED UPON GUARANTOR, WITHIN OR OUTSIDE SAID COURTS' TERRITORIAL JURISDICTION, BY MAILING THE SAME, BY REGISTERED OR CERTIFIED MAIL, OR BY PERSONAL SERVICE, TO GUARANTOR AT ITS ADDRESS SPECIFIED HEREIN; PROVIDED THAT NOTHING CONTAINED HEREIN SHALL LIMIT CREDITOR'S RIGHT TO SUE GUARANTOR IN ANY OTHER COURT HAVING JURISDICTION OVER GUARANTOR IN ANY MANNER PERMITTED BY APPLICABLE LAW. GUARANTOR HEREBY IRREVOCABLY APPOINTS Mark Lombard, WHOSE ADDRESS IS 1701 Clint Moore Road, Boca Raton, FL 33487, AGENT FOR THE SERVICE OF PROCESS FOR THE PURPOSES OF ANY PURPORTED CONTROVERSY OR CAUSE OF ACTION ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT.


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      16. The Guaranteed Indebtedness includes, without limitation, all sums now or hereafter due and owing pursuant to the terms of those certain promissory notes, executed or to be executed by Borrower payable to the order of Creditor evidencing a Revolving Line of Credit loan in the principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00) and a CAPEX Line/Term loan in the current principal amount of Five Hundred Seventy-Six Thousand Three Hundred Six and 54/100 Dollars ($576,306.54), and an Amended and Restated Loan Agreement
(the "Loan Agreement") evidencing said indebtedness, executed or to be executed by Borrower in favor of Creditor, and all other loan documents evidencing and/or securing the Guaranteed Indebtedness and previously, now or hereafter executed by Borrower in connection therewith, and any of the other Loan Documents referred to in the Loan Agreement (collectively "Loan Documents"), the terms and provisions of which are agreed to, accepted and acknowledged by Guarantor. Capitalized terms used and not defined herein have the meanings given them in the Loan Agreement or the other Loan Documents.

      17. Guarantor additionally unconditionally guarantees to Creditor the timely performance of all other obligations of Borrower under the Loan Agreement and all of the Loan Documents.

      18. The liability of the Guarantor hereunder shall be joint and several with the Borrower and all other guarantors of the Guaranteed Indebtedness.

      19. Guarantor represents and warrants to Creditor that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of Guarantor to Creditor hereunder, or the immediate taking effect of this Guaranty as the sole agreement between Guarantor and Creditor with respect to guaranteeing the Guaranteed Indebtedness. Guarantor further represents and warrants that, if a corporation, it is now and will continue to be duly organized, validly existing and in good standing under the laws of the state or country of its incorporation; has the corporate power and authority to own its properties and to carry on its business as now being conducted and to enter into and perform its obligations under this Guaranty; all of its issued and outstanding stock has been duly and validly issued and is fully paid and nonassessable; there are no outstanding rights or options to acquire any additional stock, excepting as set forth on Schedule "1" appended hereto and made a part hereof, and its stock has not been pledged or encumbered in any manner; is qualified to do business and is in good standing in the State of Delaware, the Commonwealth of Massachusetts and all other states in which it is required to conduct business; and it has not amended or modified its articles or certificate of incorporation or its bylaws except as previously disclosed to Creditor in writing prior to the execution hereof and that no amendment, change or modification thereto shall be binding upon Creditor or affect this Guaranty unless said amendment, change or modification has been agreed to in writing by Creditor. Guarantor represents and warrants that, if a partnership, it is now and will continue to be duly formed, validly existing and in good standing under the laws of the state or country of its creation; is qualified to do business in the State of Florida; has the partnership power and authority to own its properties and to carry on its business as now being conducted and to enter into and perform its obligations under this Guaranty; and it has not amended, changed or modified its certificate of partnership or partnership agreement except as previously disclosed to Creditor in writing prior to the execution hereof and that no


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amendment, change or modification thereto shall be binding upon Creditor or affect this Guaranty unless said amendment, change or modification has been agreed to in writing by Creditor. Guarantor further represents and warrants to Creditor that this Guaranty when executed and delivered by Guarantor will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof; that the execution, delivery and performance by Guarantor of this Guaranty will not violate any indenture, agreement or other instrument (or, if Guarantor is a corporation or partnership, its articles of incorporation or bylaws or its partnership agreement) to which Guarantor is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Guaranty; that, if Guarantor is a corporation or partnership, the execution, delivery and performance by Guarantor of this Guaranty is within its corporate or partnership powers and purposes and has been duly authorized by all requisite corporate or partnership action of Guarantor, that there are no judgments outstanding against Guarantor and there is no action, suit, proceeding, or investigation now pending (or to the best of Guarantor's knowledge, after diligent inquiry, threatened) against, involving or affecting Guarantor or any of its properties or any part thereof, at law, in equity or before any governmental authority that if adversely determined as to Guarantor, would result in a material adverse change in the business or financial condition of Guarantor, or Guarantor's operation and ownership of any of its properties, nor is there any basis for such action, suit, proceeding, or investigation; and that Guarantor is not insolvent and will not be rendered insolvent by the execution, delivery, payment and performance of this Guaranty.


                            INTENTIONALLY LEFT BLANK


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       Waiver of Trial by Jury. GUARANTOR BY IT'S EXECUTION HEREOF, AND CREDITOR
       BY ACCEPTANCE OF THIS GUARANTY, HEREBY MUTUALLY, SEVERALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED N CONJUNCTION HEREWITH, UNDER ANY OF THE LOAN
       DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS
       (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

       EXECUTED at Boston, Massachusetts, as of the 30th day of July, 1999.

Witnesses:                    CENTURY ELECTRONICS MANUFACTURING,
                              INC., a Delaware corporation

/s/ Teresa A. Belmont
----------------------
(As witness only)             By: /s/ James Roller
                                  ---------------------------------
                              Title: Secretary & Treasurer
                                     ------------------------------


                                           (Corporate Seal)


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF Suffolk

      The foregoing instrument was executed and acknowledged before me this 30th day of July, 1999, by James Roller, as Secretary & Treasurer of and on behalf of CENTURY ELECTRONICS MANUFACTURING, INC., a Delaware corporation, who |_| is personally known to me or |_| produced his/her driver's license as indentification.


                     /s/ Beth A. Good
                     ----------------------------
                     NOTARY PUBLIC
                     Commonwealth of Massachusetts
                     Print Name:            BETH A GOOD, Notary Public
                     My Commission Expires: My Commission Expires April 22, 2005 Commission Number:


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